SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2004

VISUAL DATA CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-22849	65-0420146

(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1291 S.W. 27th Avenue, Pompano Beach, Florida 33069

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (954) 917-6655

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS EXHIBITS

     (c) Exhibits

99(a)	Press Release issued May 12, 2004 regarding earnings for the second quarter of fiscal 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     This Current Report On Form 8-K and the press release incorporate by reference herein are furnished by Visual Data Corporation (the “Company”) pursuant to Item 12 of Form 8-K and shall not be deemed “filed” for purposes of Section 15 of the Securities Exchange Act of 1934.

     On May 12, 2004, the Company issued a press release regarding its earnings for the second quarter of fiscal 2004. A copy of this press release is hereby incorporated by reference and furnished as part of this Current Report as Exhibit 99(a). Neither the furnishing of the press release as an exhibit to this Current Report nor the inclusion in such press release of a reference to the Company’s internet address shall, under any circumstances, be deemed to incorporate the information available at such internet address into this Current Report. The information available at the Company’s internet address is not part of this Current Report or any other report filed or furnished by the Company with the Securities and Exchange Commission.

     In addition to financial measures calculated in accordance with generally accepted accounting principles in the United States (“GAAP”), the press release contains non-GAAP financial measures that exclude certain profit and loss items described in the press release. The Company believes that such non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the Company’s operating results in a manner that is focused on the performance of the Company’s ongoing operations. The Company’s management uses these non-GAAP financial measures for the same purpose.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISUAL DATA CORPORATION
By:	/s/ Gail Babitt
Gail Babitt, Chief Financial Officer

DATED: May 12, 2004

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EXHIBIT INDEX

Exhibit Number	Description
99(a)	Press Release issued May 12, 2004 regarding earnings for the second quarter of fiscal 2004.

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